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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☒
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

American Capital, Ltd.
(Name of Registrant as Specified In Its Charter)

ELLIOTT ASSOCIATES, L.P.
ELLIOTT INTERNATIONAL, L.P.
PAUL E. SINGER
ELLIOTT CAPITAL ADVISORS, L.P.
ELLIOTT SPECIAL GP, LLC
BRAXTON ASSOCIATES, INC.
ELLIOTT ASSET MANAGEMENT LLC
THE LIVERPOOL LIMITED PARTNERSHIP
LIVERPOOL ASSOCIATES LTD.
ELLIOTT INTERNATIONAL CAPITAL ADVISORS INC.
HAMBLEDON, INC.
ELLIOTT MANAGEMENT CORPORATION
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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PRELIMINARY COPY SUBJECT TO COMPLETION
DATED NOVEMBER 16, 2015

ELLIOTT ASSOCIATES, L.P.
ELLIOTT INTERNATIONAL, L.P.
PAUL E. SINGER
ELLIOTT CAPITAL ADVISORS, L.P.
ELLIOTT SPECIAL GP, LLC
BRAXTON ASSOCIATES, INC.
ELLIOTT ASSET MANAGEMENT LLC
THE LIVERPOOL LIMITED PARTNERSHIP
LIVERPOOL ASSOCIATES LTD.
ELLIOTT INTERNATIONAL CAPITAL ADVISORS INC.
HAMBLEDON, INC.
ELLIOTT MANAGEMENT CORPORATION

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS
OF
AMERICAN CAPITAL, LTD.

        This Proxy Statement and accompanying [GREEN] proxy form are being furnished to stockholders of American Capital, Ltd., a Delaware corporation (the "Company"), by Elliott Associates, L.P., a Delaware limited partnership ("Elliott Associates"), and Elliott International, L.P., a Cayman Islands limited partnership ("Elliott International") (for convenience throughout this Proxy Statement, we sometimes refer to Elliott Associates and Elliott International collectively as "Elliott," "we," "our" or "us") in connection with the solicitation of proxies from you, the holders (the "Stockholders") of common stock, par value $0.01 per share, of the Company (the "Common Stock"), in connection with the Special Meeting of Stockholders of the Company, including any and all adjournments, postponements, continuations or reschedulings thereof, or any other meeting of Stockholders held in lieu thereof (the "Special Meeting").

        THIS PROXY IS SOLICITED ON BEHALF OF ELLIOTT ASSOCIATES, L.P., ELLIOTT INTERNATIONAL, L.P., PAUL E. SINGER, ELLIOTT CAPITAL ADVISORS, L.P., ELLIOTT SPECIAL GP, LLC, BRAXTON ASSOCIATES INC., ELLIOTT ASSET MANAGEMENT LLC, THE LIVERPOOL LIMITED PARTNERSHIP, LIVERPOOL ASSOCIATES LTD., ELLIOTT INTERNATIONAL CAPITAL ADVISORS INC., HAMBLEDON, INC. AND ELLIOTT MANAGEMENT CORPORATION AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY (THE "BOARD").

        This Proxy Statement and the accompanying [GREEN] proxy form are first being sent or given on or about [                        ], 2015 to all holders of Common Stock as of the Record Date (as defined below).

Important Notice Regarding the Availability of Proxy Materials
for the Stockholder Meeting to Be Held on [                        ], 2015:
The proxy materials are available at http://www.BetterACAS.com.

        We intend to vote all solicited proxies at the Special Meeting scheduled to be held on [day], [date], 2015, commencing at [x:xx] [            ]., local time, at the Hyatt Regency Bethesda, 7400 Wisconsin Avenue, Bethesda, Maryland 20814, in connection with Company's proposal to transfer most of its existing investment assets to American Capital Income, Ltd. ("ACAP") and to distribute as a special dividend, all of the outstanding shares of common stock of ACAP to the Company's Stockholders, to:

  1.
  vote "AGAINST" approval of the withdrawal of the Company's election to be regulated as a business development company under the Investment Company Act of 1940 following the spin-off of American Capital Income, Ltd.;

  2.
  vote "AGAINST" approval of the proposed management agreement between the Company and American Capital Income, Ltd.;

  3.
  vote "AGAINST" approval of an amendment to the Company's certificate of incorporation to effect a reverse stock split;

  4.
  vote "AGAINST" the ratification of the appointment of the directors of American Capital Income, Ltd.;

  5.
  vote "AGAINST" approval of the adoption of the Company's 2016 equity incentive plan;

  6.
  vote "AGAINST" authorization of the Company, under limited circumstances, to sell shares of common stock below the net asset value per share;

  7.
  vote "AGAINST" authorization of the chairman of the Special Meeting to adjourn the Special Meeting if necessary or appropriate, in the discretion of the chairman, to obtain a quorum or to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting to approve any of the foregoing matters; and

  8.
  transact such other business as may properly come before the Special Meeting.

        THE PARTICIPANTS URGE YOU TO VOTE THE [GREEN] PROXY FORM "AGAINST" EACH OF THE COMPANY'S PROPOSALS.

        The principal executive offices of the Company are located at 2 Bethesda Metro Center, 14th Floor, Bethesda, Maryland 20814. The Company has set the close of business on [            ], 2015 as the record date (the "Record Date") for determining the Stockholders entitled to vote at the Special Meeting.

        According to the Company's proxy statement in connection with the Special Meeting (the "Company's Proxy Statement"), on [                        ], 2015, there were [                        ] shares of Common Stock of the Company issued and outstanding, each share of Common Stock being entitled to one vote on all matters presented at the Special Meeting. As of the date hereof [and as of the Record Date], Elliott Associates is the beneficial owner of 5,925,500 shares of Common Stock, and Elliott International is the beneficial owner of 6,229,500 shares of Common Stock, which together represent approximately 4.6% of the issued and outstanding shares of Common Stock. In addition, as disclosed in greater detail below, Elliot Associates and Elliott International have, directly or indirectly, entered into notional principal amount derivative agreements in the form of cash settled swaps representing economic exposure comparable to approximately 3.7% of the shares of Common Stock outstanding. The aggregate percentage of Common Stock reported is based upon 263,641,799 shares of Common Stock outstanding as of October 30, 2015, which is the total number of shares of Common Stock outstanding as reported in the Company's Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 9, 2015.

        In addition, (i) Paul E. Singer ("Singer"), Elliott Capital Advisors, L.P. ("Capital Advisors"), a Delaware limited partnership which is controlled by Singer, and Elliott Special GP, LLC ("Special GP"), a Delaware limited liability company which is controlled by Singer, are the general partners of Elliott Associates and may all be deemed to beneficially own the shares of Common Stock held by Elliott Associates, (ii) Singer, Braxton Associates, Inc. ("Braxton"), a Delaware corporation, and Elliott Asset Management LLC ("Asset Management"), a Delaware limited liability company, are the general partners of Capital Advisors and may be deemed to beneficially own the shares of Common

Stock held by Elliott Associates, (iii) The Liverpool Limited Partnership ("Liverpool Partnership"), a Bermuda limited partnership, is a wholly-owned subsidiary of Elliott Associates, and Liverpool Associates Ltd. ("Liverpool Associates"), a Bermuda company, is a wholly-owned subsidiary of Elliott Associates and is the sole general partner of Liverpool Partnership and may be deemed to beneficially own the shares of Common Stock held by Liverpool Partnership, and (iv) Elliott International Capital Advisors Inc. ("EICA"), a Delaware corporation, as investment manager of Elliott International, Hambledon, Inc. ("Hambledon"), a Cayman Islands corporation which is also controlled by Singer, as the sole general partner of Elliott International and Singer, may be deemed to beneficially own the shares of Common Stock held by Elliott International (we refer to Elliott, Singer, Capital Advisors, Special GP, Braxton, Asset Management, Liverpool Partnership, Liverpool Associates, EICA, Hambledon and Elliott Management Corporation, a Delaware corporation which provides management services to Elliott and their affiliates, collectively as the "Elliott Participants").

        We intend to vote all of the Common Stock that we beneficially own at the Special Meeting: "AGAINST" approval of the withdrawal of the Company's election to be regulated as a business development company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), following the spin-off of American Capital Income, Ltd.; "AGAINST" approval of the proposed management agreement between the Company and ACAP (the "Management Agreement"); "AGAINST" approval of an amendment to the Company's Third Amended and Restated Certificate of Incorporation, as amended (the "Certificate of Incorporation"), to effect a reverse stock split; "AGAINST" the ratification of the appointment of the directors of American Capital Income, Ltd.; "AGAINST" approval of the adoption of the Company's 2016 equity incentive plan; "AGAINST" authorization of the Company, under limited circumstances, to sell shares of Common Stock below the net asset value per share; and "AGAINST" authorization of the chairman of the Special Meeting to adjourn the Special Meeting if necessary or appropriate, in the discretion of the chairman, to obtain a quorum or to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting to approve any of the foregoing matters.

        We are soliciting your vote because we are convinced that the Company's plan to spin out investment assets into a new business development company and create a stand-alone, external asset manager will put valuable assets at risk, serve to entrench management and significantly limit options for future stockholder value creation. Together with our proxy filing, Elliott is making available materials explaining our positions in greater detail. Those materials will be available on our website, www.BetterACAS.com. We urge all stockholders to review those materials.

        This proxy solicitation is being made by the Elliott Participants and not on behalf of the Board or the Company's management.

        WHETHER OR NOT YOU INTEND TO ATTEND THE SPECIAL MEETING, YOUR PROMPT ACTION IS IMPORTANT. MAKE YOUR VIEWS CLEAR TO THE COMPANY BY AUTHORIZING A PROXY TO VOTE "AGAINST" EACH PROPOSAL BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED [GREEN] PROXY FORM TODAY.

        YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES OF COMMON STOCK YOU OWN.

IMPORTANT VOTING INFORMATION

        If your shares of Common Stock are held in your own name, please authorize a proxy to vote by signing and returning the enclosed [GREEN] proxy form in the postage-paid envelope provided to you by us or follow the instructions located on the [GREEN] proxy form to vote by telephone or Internet.

        If you hold your shares of Common Stock in "street name" with a bank, brokerage firm, dealer, trust company or other nominee, only they can exercise your right to vote with respect to your shares of Common Stock and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your bank, brokerage firm, dealer, trust company or other nominee to ensure that a [GREEN] proxy form is submitted on your behalf. Please follow the instructions to authorize a proxy to vote on the enclosed [GREEN] proxy form provided to you by us. If your bank, brokerage firm, dealer, trust company or other nominee provides for voting instructions to be delivered to them by Internet or telephone, instructions will be included with the enclosed [GREEN] proxy form. We urge you to confirm in writing your instructions to the person responsible for your account and to provide a copy of those instructions to us, care of Okapi Partners LLC ("Okapi"), 1212 Avenue of the Americas, 24th Floor, New York, New York 10036, so that we may be aware of all instructions given and can attempt to ensure that such instructions are followed.

        PLEASE DO NOT RETURN ANY [WHITE] PROXY CARD YOU MAY RECEIVE FROM THE COMPANY OR OTHERWISE AUTHORIZE THE COMPANY OR ANOTHER PROXY TO VOTE YOUR SHARES OF COMMON STOCK AT THE SPECIAL MEETING, NOT EVEN AS A PROTEST VOTE. IF YOU HAVE ALREADY RETURNED A [WHITE] PROXY CARD TO THE COMPANY OR OTHERWISE AUTHORIZED A PROXY TO VOTE YOUR SHARES OF COMMON STOCK AT THE SPECIAL MEETING, IT IS NOT TOO LATE TO CHANGE YOUR VOTE. TO REVOKE YOUR PRIOR PROXY AND CHANGE YOUR VOTE, SIMPLY DATE, SIGN AND RETURN THE ENCLOSED [GREEN] PROXY FORM IN THE POSTAGE-PAID ENVELOPE PROVIDED OR FOLLOW THE INSTRUCTIONS LOCATED ON THE [GREEN] PROXY FORM TO VOTE BY TELEPHONE OR INTERNET. ONLY YOUR LATEST DATED PROXY WILL BE COUNTED.

        Only the Stockholders of record on the Record Date are entitled to vote at the Special Meeting.

        Okapi is assisting Elliott with its effort to solicit proxies. If you have any questions or require assistance in authorizing a proxy or voting your shares of Common Stock, please contact:

Okapi Partners LLC
1212 Avenue of the Americas, 24th Floor
New York, New York 10036
(212) 297-0720
Stockholders Call Toll-Free at: 877-796-5274
E-mail: info@okapipartners.com

        It is important that your shares of Common Stock be represented and voted at the Special Meeting. Accordingly, regardless of whether you plan to attend the Special Meeting in person, please complete, date and sign the [GREEN] proxy form that has been provided to you by us (and NOT the [WHITE] proxy card that has been provided to you by the Company or any other proxy card or form that has been provided to you) and vote: "AGAINST" approval of the withdrawal of the Company's election to be regulated as a business development company under the Investment Company Act following the spin-off of American Capital Income, Ltd.; "AGAINST" approval of the proposed management agreement between the Company and ACAP; "AGAINST" approval of an amendment to the Certificate of Incorporation to effect a reverse stock split; "AGAINST" the ratification of the appointment of the directors of American Capital Income, Ltd.; "AGAINST" approval of the adoption of the Company's 2016 equity incentive plan; "AGAINST" authorization of the Company, under limited circumstances, to sell shares of Common Stock below the net asset value per share; and "AGAINST" authorization of the chairman of the Special Meeting to adjourn the Special Meeting if necessary or appropriate, in the discretion of the chairman, to obtain a quorum or to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting to approve any of the foregoing matters.. To ensure that your vote is counted, please remember to submit your vote so that it is received by us by 11:59 p.m. Eastern Time on [            ], 2015.

[Remainder of page intentionally left blank]

Page
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS	6
QUESTIONS AND ANSWERS RELATING TO THIS PROXY SOLICITATION	7
BACKGROUND OF THE SOLICITATION	14
PROPOSAL 1: APPROVAL OF THE WITHDRAWAL OF THE COMPANY'S ELECTION TO BE REGULATED AS A BUSINESS DEVELOPMENT COMPANY UNDER THE INVESTMENT COMPANY ACT	15
PROPOSAL 2: APPROVAL OF THE MANAGEMENT AGREEMENT BETWEEN THE COMPANY AND ACAP	15
PROPOSAL 3: APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT, SUBJECT TO CERTAIN LIMITATIONS	15
PROPOSAL 4: RATIFICATION OF THE APPOINTMENT OF THE DIRECTORS OF AMERICAN CAPITAL INCOME, LTD.	15
PROPOSAL 5: APPROVAL OF THE AMERICAN CAPITAL, LTD. 2016 EQUITY INCENTIVE PLAN	15
PROPOSAL 6: TO AUTHORIZE THE COMPANY, UNDER LIMITED CIRCUMSTANCES, TO SELL SHARES OF COMMON STOCK BELOW THE NET ASSET VALUE PER SHARE	16
PROPOSAL 7: TO AUTHORIZE THE CHAIRMAN OF THE SPECIAL MEETING TO ADJOURN THE SPECIAL MEETING IF NECESSARY OR APPROPRIATE, IN THE DISCRETION OF THE CHAIRMAN, TO OBTAIN A QUORUM OR TO PERMIT FURTHER SOLICITATION OF PROXIES IF THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE ANY OF THE FOREGOING MATTERS	16
OTHER PROPOSALS	16
NO APPRAISAL OR DISSENTER'S RIGHTS	16
SOLICITATION OF PROXIES	16
CERTAIN INFORMATION REGARDING ELLIOTT AND THE ELLIOTT PARTICIPANTS	17
CERTAIN RELATIONSHIPS WITH THE COMPANY	17
CERTAIN ADDITIONAL INFORMATION	18
ANNEX A—INFORMATION CONCERNING THE PARTICIPANTS IN THE SOLICITATION	A-1

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

        This Proxy Statement contains "forward-looking statements." Specific forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and include, without limitation, words such as "may," "will," "expects," "believes," "anticipates," "plans," "estimates," "projects," "targets," "forecasts," "seeks," "could" or the negative of such terms or other variations of such terms or comparable terminology. Similarly, statements that describe our objectives, plans or goals are forward-looking. Our forward-looking statements are based on our current intent, belief, expectations, estimates and projections regarding the Company and projections regarding the industry in which it operates. These statements are not guarantees of future performance and involve risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results to differ materially. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. This cautionary statement is applicable to all forward-looking statements contained in this Proxy Statement and the material accompanying this Proxy Statement.

        [Remainder of page intentionally left blank]

QUESTIONS AND ANSWERS RELATING TO THIS PROXY SOLICITATION

        The following are some of the questions you may have as a Stockholder, as well as the answers to those questions. The following is not a substitute for the information contained in this Proxy Statement, and the information contained below is qualified in its entirety by the more detailed descriptions and explanations contained elsewhere in this Proxy Statement. We urge you to read this Proxy Statement carefully and in its entirety.

Who is making this solicitation?

        Elliott Associates is a Delaware limited partnership and Elliott International is a Cayman Islands limited partnership. The principal business of both Elliott Associates and Elliott International is to purchase, sell, trade and invest in securities.

        The solicitation described in this Proxy Statement at the Special Meeting is being made by Elliott and the Elliott Participants. For information regarding Elliott and the Elliott Participants in the solicitation, please see Annex A attached to this Proxy Statement.

On what are we asking you to vote?

        We are asking you to vote on the following actions on the [GREEN] proxy form at the Special Meeting:

  1.
  vote "AGAINST" approval of the withdrawal of the Company's election to be regulated as a business development company under the Investment Company Act following the spin-off of American Capital Income, Ltd.;

  2.
  vote "AGAINST" approval of the proposed management agreement between the Company and ACAP;

  3.
  vote "AGAINST" approval of an amendment to the Certificate of Incorporation to effect a reverse stock split;

  4.
  vote "AGAINST" the ratification of the appointment of the directors of American Capital Income, Ltd.;

  5.
  vote "AGAINST" approval of the adoption of the Company's 2016 equity incentive plan;

  6.
  vote "AGAINST" authorization of the Company, under limited circumstances, to sell shares of Common Stock below the net asset value per share;

  7.
  vote "AGAINST" authorization of the chairman of the Special Meeting to adjourn the Special Meeting if necessary or appropriate, in the discretion of the chairman, to obtain a quorum or to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting to approve any of the foregoing matters; and

  8.
  transact such other business as may properly come before the Special Meeting.

        For a more detailed description of each of these proposals, please see the Company's Proxy Statement.

Why are we soliciting your vote?

        We are soliciting your vote because we are convinced that the Company's plan to spin out investment assets into a new business development company and create a stand-alone, external asset manager will put valuable assets at risk, serve to entrench management and significantly limit options for future stockholder value creation. Together with our proxy filing, Elliott is making available materials explaining our positions in greater detail. Those materials will be available on our website, www.BetterACAS.com. We urge all stockholders to review those materials.

Who can vote at the Special Meeting?

        According to the Company's Proxy Statement, holders of record of Common Stock at the close of business on [            ], 2015 will be entitled to vote at the Special Meeting. Each share of Common Stock will be entitled to one vote. On [            ], 2015, according to the Company's Proxy Statement, there were [            ] shares of Common Stock outstanding. There are no other voting securities of the Company outstanding.

How do proxies work?

        Elliott is asking you to appoint [            ], [            ] and [            ] as your proxy holders to vote your shares of Common Stock at the Special Meeting. You make this appointment by voting the enclosed [GREEN] proxy form or by using one of the voting methods described below. Giving us your proxy means you authorize the proxy holders to vote your shares at the Special Meeting, according to the directions you provide. Whether or not you are able to attend the Special Meeting, you are urged to complete the enclosed [GREEN] proxy form and return it in the enclosed self-addressed, postage-paid envelope or follow the instructions located on the [GREEN] proxy form to vote by telephone or Internet. All valid proxies received prior to the meeting will be voted. If you specify a choice with respect to any item by marking the appropriate box on the proxy, your shares of Common Stock will be voted in accordance with that specification. IF NO SPECIFICATION IS MADE, YOUR SHARES OF COMMON STOCK WILL BE VOTED (I) "AGAINST" APPROVAL OF THE WITHDRAWAL OF THE COMPANY'S ELECTION TO BE REGULATED AS A BUSINESS DEVELOPMENT COMPANY UNDER THE INVESTMENT COMPANY ACT, FOLLOWING THE SPIN-OFF OF AMERICAN CAPITAL INCOME, LTD.; (II) "AGAINST" APPROVAL OF THE PROPOSED MANAGEMENT AGREEMENT BETWEEN THE COMPANY AND ACAP; (III) "AGAINST" APPROVAL OF AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT; (IV) "AGAINST" THE RATIFICATION OF THE APPOINTMENT OF THE DIRECTORS OF AMERICAN CAPITAL INCOME, LTD.; (V) "AGAINST" APPROVAL OF THE ADOPTION OF THE COMPANY'S 2016 EQUITY INCENTIVE PLAN; (VI) "AGAINST" AUTHORIZATION OF THE COMPANY, UNDER LIMITED CIRCUMSTANCES, TO SELL SHARES OF COMMON STOCK BELOW THE NET ASSET VALUE PER SHARE; (VII) "AGAINST" AUTHORIZATION OF THE CHAIRMAN OF THE SPECIAL MEETING TO ADJOURN THE SPECIAL MEETING IF NECESSARY OR APPROPRIATE, IN THE DISCRETION OF THE CHAIRMAN, TO OBTAIN A QUORUM OR TO PERMIT FURTHER SOLICITATION OF PROXIES IF THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE ANY OF THE FOREGOING MATTERS; AND (VIII) IN THE PROXY HOLDERS' DISCRETION AS TO OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

        We do not know of any other matters to be presented for approval by the Stockholders at the Special Meeting. Unless you indicate otherwise on the [GREEN] proxy form or through the telephone or Internet voting procedures, you also authorize your proxy holders to vote your shares of Common Stock in their discretion on any matters not known by Elliott at the time this Proxy Statement was printed and that, under the Company's Second Amended and Restated Bylaws, as amended, may be properly presented for action by the Stockholders at the Special Meeting.

What do I need to do to attend the Special Meeting?

        If you wish to attend the Special Meeting in person, the Company has requested that you register in advance with the Company's Investor Relations department either by email at

IR@AmericanCapital.com or by telephone at (301) 951-5917. Attendance at the Special Meeting will be limited to persons presenting proof of stock ownership on the Record Date and picture identification. If you hold shares directly in your name as the Stockholder of record, proof of ownership could include a copy of your account statement or a copy of your stock certificate(s). If you hold shares through an intermediary, such as a broker, bank or other nominee, proof of stock ownership could include a proxy from your broker, bank or other nominee or a copy of your brokerage or bank account statement.

        You do not need to attend the Special Meeting to vote. Even if you plan to attend the Special Meeting, please submit your vote in advance as instructed herein.

What is the difference between a Stockholder of record and a Stockholder who holds stock in street name?

        If your shares of Common Stock are registered in your name on the books and records of the Company's transfer agent, you are a Stockholder of record. If you are a Stockholder of record you may provide a proxy to vote your shares and may attend the Special Meeting in person and vote your shares at the Special Meeting.

        If your shares of stock are held for you through an intermediary in the name of your broker, bank or other nominee, your shares are held in street name and you are a beneficial owner, not a stockholder of record. Shares beneficially owned through an intermediary in the name of your broker, bank or other nominee may be voted only by the record holder, so you will need to provide voting instructions to the record holder as to how your shares are to be voted at the Special Meeting. While the holders of shares in street name can attend the Special Meeting with proper identification as described above, such holders may not vote at the Special Meeting unless they have a proxy from the record holder to vote at the Special Meeting.

        It is important that you vote your shares or submit a proxy if you are a stockholder of record and, if you hold shares in street name, that you provide appropriate voting instructions to your broker, bank or other nominee as discussed below.

Will my shares be voted if I do not provide my proxy?

        Stockholders of Record:    If you are a stockholder of record, your shares of Common Stock will not be voted if you do not provide your proxy unless you vote in person at the meeting. It is important that your shares are voted in person or by proxy.

        Street Name Holders:    If your shares are held in street name and you do not provide your signed and dated voting instruction form to your broker, bank or other nominee, your shares of Common Stock may not be voted by your broker, bank or other nominee because none of the proposals to be voted upon at the Special Meeting is considered "routine" under applicable rules. It is, therefore, important that you vote your shares.

Are abstentions and broker non-votes counted?

        Abstentions are not treated as votes cast and therefore will not be included in vote totals and will not affect the outcome of the vote for proposals 4, 5 and 7, but will have the same effect as a vote against proposals 1, 2, 3 and 6 at the Special Meeting. Because none of the proposals to be voted on at the Special Meeting are considered "routine" matters for which brokers, banks or other nominees may vote uninstructed shares, there will be no broker non-votes.

What is a quorum?

        In order for the Company to conduct the Special Meeting, holders representing a majority of the outstanding shares of Common Stock entitled to vote as of [                                    ], 2015, must be present in person or by proxy at the Special Meeting. This is referred to as a "quorum". Your shares are counted as present at the meeting if you attend the meeting in person or if you properly return a proxy by Internet, telephone or mail.

        Abstentions and shares of record held by a broker, bank or other nominee that are instructed to be voted on any matter are included in determining the number of shares present. However, because no routine discretionary matters for which broker non-votes may be submitted will be considered at the Special Meeting, broker non-votes, if any, will not be treated as present at the Special Meeting or entitled to vote and will not be included in determining whether a quorum is present.

What vote is required to approve the proposals described in this Proxy Statement?

Proposal	Required Vote
1) Approval of the Withdrawal of the Company's Election to be Regulated as a Business Development Company under the Investment Company Act	Approval of the withdrawal of the Company's election to be regulated as a business development company requires an affirmative vote of a majority of the Company's outstanding voting securities.* Abstentions will not count as affirmative votes and will therefore count against the proposal.
2) Approval of the Management Agreement with American Capital Income, Ltd.
Approval of the Management Agreement requires an affirmative vote of a majority of the Company's outstanding voting securities.* Abstentions will not count as affirmative votes and will therefore count against the proposal.
3) Approval of an Amendment to the Company's Certificate of Incorporation to Effect a Reverse Stock Split, Subject to Certain Limitations
The affirmative vote by the holders of a majority of the votes of all outstanding shares of the Common Stock as of the Record Date is necessary for approval of this proposal. Abstentions will not count as affirmative votes and will therefore count against the proposal.
4) Ratification of the Appointment of the Directors of American Capital Income, Ltd.
The affirmative vote of a majority of the votes cast by the holders of the Common Stock present or represented and entitled to vote at the Special Meeting is required to ratify the appointment of the directors of ACAP. Abstentions will have no effect on the outcome of the proposal.
5) Approval of the American Capital, Ltd. 2016 Equity Incentive Plan
The affirmative vote by the holders of a majority of the votes cast by the holders of the Common Stock present or represented and entitled to vote at the Special Meeting is necessary for approval of this proposal. Abstentions will have no effect on the outcome of the proposal.

Proposal	Required Vote
6) Authorization, under Limited Circumstances, to Sell Shares of the Common Stock Below the Net Asset Value per Share	The approval of this proposal requires the affirmative vote of (1) a majority of the Company's outstanding voting securities; and (2) a majority of the Company's outstanding voting securities that are not held by affiliated persons of the Company, which includes directors, officers, employees and 5% stockholders.* Abstentions will not count as affirmative votes and will therefore count against the proposal.
7) Approval of the Adjournment Proposal
The affirmative vote by the holders of a majority of the votes cast by the holders of the Common Stock present or represented and entitled to vote at the Special Meeting is necessary for approval of this proposal. Abstentions will have no effect on the outcome of the proposal.

*
For purposes of this proposal, a "majority" of the outstanding voting securities, as defined in the Investment Company Act, means the vote of (i) 67% or more of the shares of the Common Stock present at the Special Meeting, if the holders of 50% or more of the outstanding shares of Common Stock are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Common Stock, whichever is the less.

What should I do in order to vote "AGAINST" the proposals described in this Proxy Statement?

        If your shares of Common Stock are held of record in your own name, please authorize a proxy to vote by marking, signing, dating and returning the enclosed [GREEN] proxy form in the postage-paid envelope provided to you by us or follow the instruction on the [GREEN] proxy form to vote by telephone or Internet.

        If you hold your shares of Common Stock in "street name" with a bank, brokerage firm, dealer, trust company or other nominee, only they can exercise your right to vote with respect to your shares of Common Stock and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your bank, brokerage firm, dealer, trust company or other nominee to ensure that a [GREEN] proxy form is submitted on your behalf. Please follow the instructions to authorize a proxy to vote provided on the enclosed [GREEN] proxy form. If your bank, brokerage firm, dealer, trust company or other nominee provides for voting instructions to be delivered to them by Internet or telephone, instructions will be included on the enclosed [GREEN] proxy form. We urge you to confirm in writing your instructions to the person responsible for your account and provide a copy of those instructions to us, care of Okapi Partners LLC, 1212 Avenue of the Americas, 24th Floor, New York, New York 10036, so that we may be aware of all instructions given and can attempt to ensure that such instructions are followed.

        YOUR VOTE IS VERY IMPORTANT. If you do not plan to attend the Special Meeting, we encourage you to read this Proxy Statement and date, sign and return your completed [GREEN] proxy form provided to you by us, or follow the instructions located on your [GREEN] proxy form to vote by telephone or Internet prior to the Special Meeting so that your shares of Common Stock will be represented and voted in accordance with your instructions. Even if you plan to attend the Special Meeting in person, we recommend that you authorize a proxy to vote your shares of Common Stock in advance as described above so that your vote will be counted if you later decide not to attend the Special Meeting. To ensure that your vote is counted, please remember to submit your vote so that it is received by us no later than 11:59 p.m. Eastern Time on [            ], 2015.

What does it mean if I receive more than one [GREEN] proxy form on or about the same time?

        It generally means you hold shares registered in more than one account. In order to vote all of your shares, please sign and return each [GREEN] proxy form or, if you vote via the Internet or telephone, vote once for each [GREEN] proxy form you receive.

What is the deadline for submitting proxies?

        (a)   Internet: Votes submitted electronically via the Internet must be received by 11:59 p.m. Eastern Time on [            ], 2015.

        (b)   Telephone: Votes submitted electronically by telephone must be received by 11:59 p.m. Eastern Time on [            ], 2015.

        (c)   Mail: Votes submitted by mail via written proxy must be returned in sufficient time to be counted prior to the closing of the polls at the Special Meeting.

        (d)   In Person: All Stockholders of record as of the Record Date may vote in person at the Special Meeting.

How do I revoke a proxy?

        Any Stockholder has the power to revoke a previously submitted proxy at any time before it is exercised, even if you submitted a proxy form sent to you by the Company. If you are a record holder of Common Stock, you may revoke a previously submitted proxy by:

  •
  voting over the Internet or by telephone at a later time in the manner provided on the [GREEN] proxy form or any other later-dated proxy;

  •
  signing, dating and returning the enclosed [GREEN] proxy form or any other later-dated proxy in the postage-paid envelope provided;

  •
  delivering a written notice of revocation to the Corporate Secretary of the Company, c/o American Capital, Ltd., 2 Bethesda Metro Center, 14th Floor, Bethesda, Maryland 20814; or

  •
  attending the Special Meeting and voting in person.

        Please note, however, that only your last-dated proxy will count—any proxy may be revoked at any time prior to its exercise at the Special Meeting, as described in this Proxy Statement. Attending the Special Meeting alone without taking one of the actions above will not revoke your proxy.

        Stockholders who hold their shares of Common Stock in street name with a bank, brokerage firm, dealer, trust company or other nominee will need to notify the person responsible for their account to revoke or withdraw previously given instructions. Unless revoked in the manner set forth above and subject to the foregoing, duly authorized proxies in the form enclosed will be voted at the Special Meeting in accordance with your instructions. We request that a copy of any revocation sent to the Company or any revocation notification sent to the person responsible for a bank or brokerage account also be sent to us, care of Okapi Partners LLC, at the address listed above, so that we may be aware of any revocation of a proxy.

        PLEASE DO NOT RETURN ANY [WHITE] PROXY CARD YOU MAY RECEIVE FROM THE COMPANY OR OTHERWISE AUTHORIZE ANOTHER PROXY TO VOTE YOUR SHARES OF COMMON STOCK AT THE SPECIAL MEETING, NOT EVEN AS A PROTEST VOTE. IF YOU HAVE ALREADY RETURNED A [WHITE] PROXY CARD TO THE COMPANY OR OTHERWISE AUTHORIZED A PROXY TO VOTE YOUR SHARES OF COMMON STOCK AT THE SPECIAL MEETING, IT IS NOT TOO LATE TO CHANGE YOUR VOTE. TO REVOKE YOUR PRIOR PROXY AND CHANGE YOUR VOTE, SIMPLY SIGN AND RETURN THE

ENCLOSED [GREEN] PROXY FORM IN THE POSTAGE-PAID ENVELOPE PROVIDED OR USE THE [GREEN] PROXY FORM TO VOTE BY TELEPHONE OR INTERNET. ONLY YOUR LATEST DATED PROXY WILL BE COUNTED.

Who is paying for the solicitation on behalf of Elliott?

        Elliott will pay all costs of the solicitation of proxies on behalf of Elliott and the other participants described on Annex A hereto for the Special Meeting. Elliott does not intend to seek reimbursement of those costs from the Company.

Whom should I call if I have any questions about the solicitation?

        If you have any questions, or need assistance in voting your shares of Common Stock, please call our proxy solicitor, Okapi, toll free, at (877) 796-5274.

YOUR VOTE IS IMPORTANT, NO MATTER HOW FEW SHARES YOU OWN. ELLIOTT URGES YOU TO SIGN, DATE, AND RETURN THE ENCLOSED [GREEN] PROXY FORM TODAY TO VOTE: "AGAINST" APPROVAL OF THE WITHDRAWAL OF THE COMPANY'S ELECTION TO BE REGULATED AS A BUSINESS DEVELOPMENT COMPANY UNDER THE INVESTMENT COMPANY ACT FOLLOWING THE SPIN-OFF OF AMERICAN CAPITAL INCOME, LTD.; "AGAINST" APPROVAL OF THE PROPOSED MANAGEMENT AGREEMENT BETWEEN THE COMPANY AND ACAP; "AGAINST" APPROVAL OF AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT; "AGAINST" THE RATIFICATION OF THE APPOINTMENT OF THE DIRECTORS OF AMERICAN CAPITAL INCOME, LTD.; "AGAINST" APPROVAL OF THE ADOPTION OF THE COMPANY'S 2016 EQUITY INCENTIVE PLAN; "AGAINST" AUTHORIZATION OF THE COMPANY, UNDER LIMITED CIRCUMSTANCES, TO SELL SHARES OF COMMON STOCK BELOW THE NET ASSET VALUE PER SHARE; AND "AGAINST" AUTHORIZATION OF THE CHAIRMAN OF THE SPECIAL MEETING TO ADJOURN THE SPECIAL MEETING IF NECESSARY OR APPROPRIATE, IN THE DISCRETION OF THE CHAIRMAN, TO OBTAIN A QUORUM OR TO PERMIT FURTHER SOLICITATION OF PROXIES IF THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE ANY OF THE FOREGOING MATTERS.

BACKGROUND OF THE SOLICITATION

        On November 4, 2014, the Company publicly announced that its Board of Directors (the "Board") had approved a plan to split the Company's businesses by transferring most of the Company's investment assets to two newly established business development companies, American Capital Growth and Income, Ltd., and American Capital Income, Ltd., and having the Company continue primarily in the asset management business. The Company announced it had contemplated spinning-off the new BDCs to its stockholders, resulting in three, publicly-traded companies.

        Following the announcement of the spin-off transactions, Elliott began examining and engaged advisors to analyze these transactions.

        On May 6, 1015, the Company announced that its Board had revised its plan to spin-off American Capital Growth and Income, Ltd. and American Capital Income, Ltd. Instead, the Company would now only be spinning-off American Capital Income, Ltd.

        On September 30, 2015, the Company publicly filed its preliminary proxy statement.

        Following the Company's public filing of its preliminary proxy statement, Elliott continued its examination of the spin-off transaction. Elliott also commenced its examination and analysis of the proposals to be voted on at the Special Meeting as set forth in the Company's preliminary proxy statement.

        Based upon its analysis, Elliott concluded that the Company faced significant challenges, including ineffective management driving low valuation of the Company's stock, poor capital deployment, directors who lack the qualifications to oversee management, compensation not properly tied to stockholder returns and excessive overhead. Rather than address these problems, Elliott concluded that the Company's spin-out proposal would put valuable assets at risk, serve to entrench management and institutionalize the problems that have plagued the Company, in addition to significantly limiting options for future stockholder value creation. In light of these conclusions, Elliott determined to file this Proxy Statement in order to communicate freely with its fellow stockholders and urge stockholders to vote "AGAINST" the Company's proposals.

        On November 16, 2015, Elliott filed a preliminary Proxy Statement as well as a Schedule 13D, and publicly released materials further explaining its positions.

 PROPOSAL 1: APPROVAL OF THE WITHDRAWAL OF THE COMPANY'S ELECTION TO BE REGULATED AS A BUSINESS DEVELOPMENT COMPANY UNDER THE INVESTMENT COMPANY ACT

        As noted above, Elliott believes that the Company's plan to spin out investment assets into a new business development company and create a stand-alone, external asset manager will put valuable assets at risk, serve to entrench management and institutionalize the problems that have plagued the Company. Further, we believe the spin-out will significantly limit options for future stockholder value creation.

WE URGE YOU TO VOTE "AGAINST" THE APPROVAL OF THE WITHDRAWAL OF THE COMPANY'S ELECTION TO BE REGULATED AS A BUSINESS DEVELOPMENT COMPANY UNDER THE INVESTMENT COMPANY ACT

PROPOSAL 2: APPROVAL OF THE MANAGEMENT AGREEMENT BETWEEN THE COMPANY AND ACAP

As the proposal to approve the management agreement with ACAP is necessary only to give effect to the Company's spin-out plan, Elliott recommends that stockholders vote "AGAINST" Proposal 2.

WE URGE YOU TO VOTE "AGAINST" THE APPROVAL OF THE MANAGEMENT AGREEMENT BETWEEN THE COMPANY AND ACAP

PROPOSAL 3: APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT, SUBJECT TO CERTAIN LIMITATIONS

As the proposal to approve an amendment to the Certificate of Incorporation to effect a reverse stock split is necessary only to give effect to the Company's spin-out plan, Elliott recommends that stockholders vote "AGAINST" Proposal 3.

WE URGE YOU TO VOTE "AGAINST" THE APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT, SUBJECT TO CERTAIN LIMITATIONS

PROPOSAL 4: RATIFICATION OF THE APPOINTMENT OF THE DIRECTORS OF ACAP

As the proposal to ratify the appointment of the directors of ACAP is necessary only to give effect to the Company's spin-out plan, Elliott recommends that stockholders vote "AGAINST" Proposal 4.

WE URGE YOU TO VOTE "AGAINST" THE RATIFICATION OF THE APPOINTMENT OF THE DIRECTORS OF ACAP

PROPOSAL 5: APPROVAL OF THE AMERICAN CAPITAL, LTD. 2016 EQUITY INCENTIVE PLAN

As the proposal to approve the American Capital, Ltd. 2016 Equity Incentive Plan is necessary only to give effect to the Company's spin-out plan, Elliott recommends that stockholders vote "AGAINST" Proposal 5.

WE URGE YOU TO VOTE "AGAINST" THE APPROVAL OF THE AMERICAN CAPITAL, LTD. 2016 EQUITY INCENTIVE PLAN

PROPOSAL 6: TO AUTHORIZE THE COMPANY, UNDER LIMITED CIRCUMSTANCES, TO SELL SHARES OF COMMON STOCK BELOW THE NET ASSET VALUE PER SHARE

As the proposal to authorize the Company, under limited circumstances, to sell shares of Common Stock below net asset value per share is necessary only to give effect to the Company's spin-out plan, Elliott recommends that stockholders vote "AGAINST" Proposal 6.

WE URGE YOU TO VOTE "AGAINST" THE AUTHORIZATION OF THE COMPANY, UNDER LIMITED CIRCUMSTANCES, TO SELL SHARES OF COMMON STOCK BELOW THE NET ASSET VALUE PER SHARE

PROPOSAL 7: TO AUTHORIZE THE CHAIRMAN OF THE SPECIAL MEETING TO ADJOURN THE SPECIAL MEETING IF NECESSARY OR APPROPRIATE, IN THE DISCRETION OF THE CHAIRMAN, TO OBTAIN A QUORUM OR TO PERMIT FURTHER SOLICITATION OF PROXIES IF THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE ANY OF THE FOREGOING MATTERS

As the proposal to adjourn the Special Meeting in order to obtain a quorum or permit further solicitation of proxies is necessary only to give effect to the Company's spin-out plan, Elliott recommends that stockholders vote "AGAINST" Proposal 7.

        WE URGE YOU TO VOTE AGAINST THE "AGAINST" AUTHORIZATION OF THE CHAIRMAN OF THE SPECIAL MEETING TO ADJOURN THE SPECIAL MEETING IF NECESSARY OR APPROPRIATE, IN THE DISCRETION OF THE CHAIRMAN, TO OBTAIN A QUORUM OR TO PERMIT FURTHER SOLICITATION OF PROXIES IF THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE ANY OF THE FOREGOING MATTERS

OTHER PROPOSALS

        We do not know of any other matters to be presented for approval by the Stockholders at the Special Meeting. If, however, other matters are properly presented, the persons named in the enclosed [GREEN] proxy form will vote the Common Stock represented thereby in accordance with their discretion pursuant to the authority granted in the proxy.

NO APPRAISAL OR DISSENTER'S RIGHTS

        Stockholders will not have rights of appraisal or similar dissenter's rights with respect to any matters identified in this Proxy Statement to be acted upon at the Special Meeting.

SOLICITATION OF PROXIES

        Proxies may be solicited by mail, facsimile, telephone, telegraph, electronic mail, in person and by advertisements. Solicitations may also be made by certain of the respective directors, officers, members and employees of Elliott, none of whom will, except as described in Annex A attached hereto or elsewhere in this Proxy Statement, receive additional compensation for such solicitation.

        We have retained Okapi for solicitation and advisory services in connection with solicitations relating to the Special Meeting. Okapi will receive a retainer of $100,000 applicable toward the final fee to be mutually agreed upon by Elliott and Okapi and reimbursement of reasonable out-of-pocket expenses for its services to Elliott in connection with the solicitation. Approximately [            ] people may be employed by Okapi to solicit proxies from the Stockholders for the Special Meeting. Elliott has agreed to indemnify Okapi in its capacity as solicitation agent against certain liabilities and expenses in connection with the solicitation. Arrangements will also be made with custodians, nominees and fiduciaries for forwarding proxy solicitation materials to beneficial owners of Common Stock held as of the Record Date for the Special Meeting. Elliott will reimburse such custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith. In addition, directors, officers, members and certain other employees of Elliott and its affiliates may solicit proxies as part of their duties in the normal course of their employment without any additional compensation.

        The entire expense of soliciting proxies for the Special Meeting by Elliott or on Elliott's behalf is being borne, directly or indirectly, by Elliott. Elliott will not seek reimbursement of such costs from the Company. The expenses incurred by Elliott or on Elliott's behalf to date in furtherance of, or in connection with, the solicitation of proxies for the Special Meeting amount to $[                        ] and Elliott anticipates that its total expenses will amount to approximately $ [                        ]. The actual amount could be higher or lower depending on the facts and circumstances arising in connection with any such solicitation.

CERTAIN INFORMATION REGARDING ELLIOTT
AND THE ELLIOTT PARTICIPANTS

        Annex A hereto includes information pertaining to Elliott and the Elliott Participants, including, as applicable, the name, present principal occupation or employment, business address, and certain other information with respect to Elliott and the Elliott Participants.

CERTAIN RELATIONSHIPS WITH THE COMPANY

        As of the date hereof [and as of the Record Date], Elliott Associates is the beneficial owner of 5,925,500 shares of Common Stock, and Elliott International is the beneficial owner of 6,299,500 shares of Common Stock, which together represent approximately 4.6% of the issued and outstanding shares of Common Stock. The shares of Common Stock owned by Elliott Associates and Elliott International were acquired by Elliott Associates and Elliott International using prime brokerage account margin borrowing and cash on hand.

        Elliott Associates, itself and through The Liverpool Limited Partnership, and Elliott International have entered into notional principal amount derivative agreements (the "Derivative Agreements") in the form of cash settled swaps with respect to 1,590,506 and 8,290,394 shares of Common Stock, respectively (representing economic exposure comparable to approximately 0.6% and 3.1% of the shares of Common Stock, respectively). Collectively, the Derivative Agreements held by Elliott represent economic exposure comparable to an interest in approximately 3.7% of the shares of Common Stock. The Derivative Agreements provide Elliott with economic results that are comparable to the economic results of ownership but do not provide them with the power to vote or direct the voting or dispose of or direct the disposition of the shares that are referenced in the Derivative Agreements (such shares, the "Subject Shares"). Elliott disclaims beneficial ownership in the Subject Shares. The counterparties to the Derivative Agreements are unaffiliated third party financial institutions.

        The aggregate percentage of Common Stock reported is based upon 263,641,799 shares of Common Stock outstanding as of October 30, 2015, which is the total number of shares of Common Stock outstanding as reported in the Issuer's Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 9, 2015.

        Other than as set forth in this Proxy Statement or on Annex A hereto, after reasonable inquiry, none of Elliott, the Elliott Participants, nor any of their respective associates or majority-owned subsidiaries, has any substantial interest, direct or indirect, by securities holdings or otherwise in any of the proposals to be voted on at the Special Meeting as set forth in the Company's Proxy Statement.

        Please refer to the Company's Proxy Statement and annual report for certain information and disclosure required by applicable law. This information and disclosure includes, among other things,

securities of the Company held by the Company's directors, nominees, management and 5% stockholders, certain biographical information on the Company's directors and executive officers, information concerning all matters requiring the approval of stockholders, other information concerning the Board and procedures for submitting proposals for inclusion in the Company's Proxy Statement at the next annual meeting and information on how to obtain directions to be able to attend the Special Meeting and vote in person. Information concerning the date by which proposals of security holders intended to be presented at the next annual meeting of stockholders must be received by the Company for inclusion in the Company's Proxy Statement and form of proxy for that meeting is also contained in the Company's Proxy Statement. This information is contained in the Company's public filings and the Stockholders should refer to the Company's Proxy Statement and its other public filings in order to review this disclosure.

CERTAIN ADDITIONAL INFORMATION

        Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of this Proxy Statement may have been sent to multiple Stockholders in your household. Elliott will promptly deliver a separate copy of the document to you if you write to our proxy solicitor, Okapi, at the following address or phone number: 1212 Avenue of the Americas, 24th Floor, New York, New York 10036, or call toll free at (877) 796-5274. If you want to receive separate copies of our proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact our proxy solicitor at the above address and phone number.

        The information concerning the Company and the proposals in the Company's Proxy Statement contained in this Proxy Statement has been taken from, or is based upon, publicly available documents on file with the Securities and Exchange Commission (the "SEC") and other publicly available information. Although we have no knowledge that would indicate that statements relating to the Company contained in this Proxy Statement, in reliance upon publicly available information, are inaccurate or incomplete, to date we have not had access to the books and records of the Company, were not involved in the preparation of such information and statements and are not in a position to verify such information and statements. All information relating to any person other than Elliott or the Elliott Participants is given only to the knowledge of Elliott.

        This Proxy Statement is dated [                        ], 2015. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than such date, and the mailing of this Proxy Statement to Stockholders shall not create any implication to the contrary.

        You are advised to read this Proxy Statement and other relevant documents when they become available because they will contain important information. You may obtain a free copy of this Proxy Statement and other relevant documents that we file with the SEC at the SEC's website at www.sec.gov or by calling Okapi at the address and phone numbers indicated above.

        Please refer to the Company's Proxy Statement and annual report filed with the SEC for certain additional information and disclosure required to be made by the Company in connection with the Special Meeting and in accordance with applicable law.

        YOUR VOTE IS IMPORTANT, NO MATTER HOW FEW SHARES YOU OWN. ELLIOTT URGES YOU TO SIGN, DATE, AND RETURN THE ENCLOSED [GREEN] PROXY FORM TODAY TO VOTE: "AGAINST" APPROVAL OF THE WITHDRAWAL OF THE COMPANY'S ELECTION TO BE REGULATED AS A BUSINESS DEVELOPMENT COMPANY UNDER THE INVESTMENT COMPANY ACT FOLLOWING THE SPIN-OFF OF AMERICAN CAPITAL INCOME, LTD.; "AGAINST" APPROVAL OF THE PROPOSED MANAGEMENT AGREEMENT BETWEEN THE COMPANY AND ACAP; "AGAINST" APPROVAL OF AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT; "AGAINST" THE RATIFICATION OF THE APPOINTMENT OF THE DIRECTORS OF AMERICAN CAPITAL INCOME, LTD.; "AGAINST" APPROVAL OF THE ADOPTION OF THE COMPANY'S 2016 EQUITY INCENTIVE PLAN; "AGAINST" AUTHORIZATION OF THE COMPANY, UNDER LIMITED CIRCUMSTANCES, TO SELL SHARES OF COMMON STOCK BELOW THE NET ASSET VALUE PER SHARE; AND "AGAINST" AUTHORIZATION OF THE CHAIRMAN OF THE SPECIAL MEETING TO ADJOURN THE SPECIAL MEETING IF NECESSARY OR APPROPRIATE, IN THE DISCRETION OF THE CHAIRMAN, TO OBTAIN A QUORUM OR TO PERMIT FURTHER SOLICITATION OF PROXIES IF THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE ANY OF THE FOREGOING MATTERS.

[ ], 2015
Thank you for your support.

ELLIOTT ASSOCIATES, L.P.
ELLIOTT INTERNATIONAL, L.P.
PAUL E. SINGER
ELLIOTT CAPITAL ADVISORS, L.P.
ELLIOTT SPECIAL GP, LLC
BRAXTON ASSOCIATES, INC.
ELLIOTT ASSET MANAGEMENT LLC
THE LIVERPOOL LIMITED PARTNERSHIP
LIVERPOOL ASSOCIATES LTD.
ELLIOTT INTERNATIONAL CAPITAL ADVISORS INC.
HAMBLEDON, INC.
ELLIOTT MANAGEMENT CORPORATION

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ANNEX A

INFORMATION CONCERNING THE PARTICIPANTS IN THE SOLICITATION

        Elliott and the Elliott Participants comprise the "participants" in the solicitation of proxies from Stockholders described in this Proxy Statement. Information regarding the participants in the solicitation is set forth below.

        Except as described herein or in the Proxy Statement, none of Elliott or the Elliott Participants are the record or beneficial owner of or have any personal ownership interest, direct or indirect, in any securities of the Company, or any parent or subsidiary of the Company. The shares of Common Stock beneficially owned by Elliott were acquired using prime brokerage account margin borrowing and cash on hand.

PERSONS MAKING THE SOLICITATION AND OTHER PARTICIPANTS:

        The name, principal business address and the principal occupation or employment of Elliott and the Elliott Participants is set forth below.

ELLIOTT ASSOCIATES

        Elliott Associates, L.P. is a Delaware limited partnership, whose principal business address is 40 West 57th Street, New York, New York 10019. The principal business of Elliott Associates is to purchase, sell, trade and invest in securities.

ELLIOTT INTERNATIONAL

        Elliott International, L.P. is a Cayman Islands limited partnership, whose registered and principal business address is c/o Maples & Calder, P.O. Box 309, Ugland House, South Church Street, George Town, Cayman Islands, British West Indies. In addition, Elliott International, L.P. also has a business address c/o Elliott Management Corporation, 40 West 57th Street, New York, New York 10019. The principal business of Elliott International is to purchase, sell, trade and invest in securities.

SINGER

        Paul E. Singer is a United States citizen and his principal business address is 40 West 57th Street, New York, New York 10019. Singer's principal business is to serve as a general partner of Elliott Associates and Capital Advisors; the sole director and president of EICA, as a managing member of Special GP, as the sole director and executive officer of Hambledon and as the sole director and executive officer of Braxton.

CAPITAL ADVISORS

        Elliott Capital Advisors, L.P. is a Delaware limited partnership, whose principal business address is 40 West 57th Street, New York, New York 10019. The principal business of Capital Advisors is the furnishing of investment advisory services; Capital Advisors also serves as managing member of Special GP.

BRAXTON

        Braxton Associates, Inc. is a Delaware corporation, whose principal business address is 40 West 57th Street, New York, New York 10019. The principal business of Braxton is serving as a general partner of Capital Advisors.

ASSET MANAGEMENT

        Elliott Asset Management LLC is a Delaware limited liability company, whose principal business address is 40 West 57th Street, New York, New York 10019. The principal business of Asset Management is serving as a general partner of Capital Advisors.

THE LIVERPOOL LIMITED PARTNERSHIP

        The Liverpool Limited Partnership is a Bermuda limited partnership, whose principal business address is c/o Appleby Corporate Services (Bermuda) Ltd., Canon's Court, 22 Victoria Street, Hamilton HM12, Bermuda. The Liverpool Limited Partnership also has a business address c/o Elliott Associates, 40 West 57th Street, New York, New York 10019. The principal business of The Liverpool Limited Partnership is to purchase, sell, trade and invest in securities. 3,783,874 of the shares of Common Stock of the Company beneficially owned by Elliott Associates are held directly by The Liverpool Limited Partnership.

LIVERPOOL ASSOCIATES LTD.

        Liverpool Associates Ltd. is a Bermuda company, whose principal business address is c/o Appleby Corporate Services (Bermuda) Ltd., Canon's Court, 22 Victoria Street, Hamilton HM12, Bermuda. Liverpool Associates Ltd. also has a business address c/o Elliott Associates, 40 West 57th Street, New York, New York 10019. The principal business of Liverpool Associates Ltd. is serving as a general partner of The Liverpool Limited Partnership.

SPECIAL GP

        Elliott Special GP, LLC, is a Delaware limited liability company, whose principal business address is 40 West 57th Street, New York, New York 10019. The principal business of Special GP is serving as a general partner of Elliott Associates.

EICA

        Elliott International Capital Advisors Inc., is a Delaware corporation, whose principal business address is 40 West 57th Street, New York, New York 10019. EICA serves as the investment manager for Elliott International.

HAMBLEDON

        Hambledon, Inc. is a Cayman Islands corporation, whose registered and principal business address is c/o Maples & Calder, P.O. Box 309, Ugland House, South Church Street, George Town, Cayman Islands, British West Indies. In addition, Hambledon, Inc. also has a business address c/o Elliott Management Corporation, 40 West 57th Street, New York, New York 10019. The principal business of Hambledon is serving as a general partner of Elliott International.

ELLIOTT MANAGEMENT CORPORATION

        Elliott Management Corporation is a Delaware corporation, whose principal business address is 40 West 57th Street, New York, New York 10019. Elliott Management Corporation provides management services to Elliott and their affiliates.

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PRELIMINARY COPY SUBJECT TO COMPLETION
DATE NOVEMBER 16, 2015

PLEASE VOTE TODAY!

TO SUBMIT A PROXY, PLEASE DETACH PROXY FORM HERE, AND SIGN, DATE AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED OR FOLLOW THE INSTRUCTIONS LOCATED ON THE [GREEN] PROXY FORM TO VOTE BY TELEPHONE OR INTERNET

[GREEN] PROXY

PROXY FOR SPECIAL MEETING OF STOCKHOLDERS OF AMERICAN CAPITAL, LTD.

        THIS PROXY IS SOLICITED ON BEHALF OF ELLIOTT ASSOCIATES, L.P., ELLIOTT INTERNATIONAL, L.P., PAUL E. SINGER, ELLIOTT CAPITAL ADVISORS, L.P., ELLIOTT SPECIAL GP, LLC, BRAXTON ASSOCIATES INC., ELLIOTT ASSET MANAGEMENT LLC, THE LIVERPOOL LIMITED PARTNERSHIP, LIVERPOOL ASSOCIATES LTD., ELLIOTT INTERNATIONAL CAPITAL ADVISORS INC., HAMBLEDON, INC. AND ELLIOTT MANAGEMENT CORPORATION AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

        The undersigned stockholder of American Capital, Ltd., a Delaware corporation (the "Company"), hereby constitutes and appoints [                        ], [                        ] and [                        ] and each of them, as proxies, each with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this proxy, all of the shares of common stock, par value $0.01 per share, of the Company (the "Common Stock") registered in the name of the undersigned, as of [                        ], 2015, at the Special Meeting of Stockholders to be held on [                        ], 2015, commencing at [x:xx] [            ]., local time, at the Hyatt Regency Bethesda, 7400 Wisconsin Avenue, Bethesda, Maryland 20814, and at any and all adjournments or postponements thereof. Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

        If shares of the Common Stock are issued to or held for the account of the undersigned under employee plans and voting rights attach to such shares (any of such Plans, a "Voting Plan"), then the undersigned hereby directs the respective fiduciary of each applicable Voting Plan to vote all shares of the Common Stock in the undersigned's name and/or account under such Voting Plan in accordance with the instructions given herein, at the Special Meeting and at any adjournments or postponements thereof, on all matters properly coming before the Special Meeting and on which Stockholders are entitled to vote.

        UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED: (I) "AGAINST" APPROVAL OF THE WITHDRAWAL OF THE COMPANY'S ELECTION TO BE REGULATED AS A BUSINESS DEVELOPMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940 FOLLOWING THE SPIN-OFF OF AMERICAN CAPITAL INCOME, LTD.; (II) "AGAINST" APPROVAL OF THE PROPOSED MANAGEMENT AGREEMENT BETWEEN THE COMPANY AND AMERICAN CAPITAL INCOME, LTD.; (III) "AGAINST" APPROVAL OF AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT; (IV) "AGAINST" THE RATIFICATION OF THE APPOINTMENT OF THE DIRECTORS OF AMERICAN CAPITAL INCOME, LTD.; (V) "AGAINST" APPROVAL OF THE ADOPTION OF THE COMPANY'S 2016 EQUITY INCENTIVE PLAN; (VI) "AGAINST" AUTHORIZATION OF THE COMPANY, UNDER LIMITED CIRCUMSTANCES, TO SELL SHARES OF COMMON STOCK BELOW THE NET ASSET VALUE PER SHARE; (VII) "AGAINST" AUTHORIZATION OF THE CHAIRMAN OF THE SPECIAL MEETING TO ADJOURN THE SPECIAL MEETING IF NECESSARY OR APPROPRIATE, IN THE DISCRETION OF THE CHAIRMAN, TO OBTAIN A QUORUM OR TO PERMIT FURTHER SOLICITATION OF PROXIES IF THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE ANY OF THE FOREGOING MATTERS; AND

(VIII) IN THE PROXY HOLDERS' DISCRETION AS TO OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

This proxy revokes all prior proxies given by the undersigned with respect to the Special Meeting.

YOUR VOTE IS VERY IMPORTANT—PLEASE VOTE YOUR PROXY TODAY!

(continued and to be signed and dated on reverse side)

FORM OF PROXY
PROXY SOLICITED ON BEHALF OF ELLIOTT ASSOCIATES, L.P., ELLIOTT INTERNATIONAL, L.P., PAUL E. SINGER, ELLIOTT CAPITAL ADVISORS, L.P., ELLIOTT SPECIAL GP, LLC, BRAXTON ASSOCIATES INC., ELLIOTT ASSET MANAGEMENT LLC, THE LIVERPOOL LIMITED PARTNERSHIP, LIVERPOOL ASSOCIATES LTD., ELLIOTT INTERNATIONAL CAPITAL ADVISORS INC., HAMBLEDON, INC. AND ELLIOTT MANAGEMENT CORPORATION AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF AMERCIAN CAPITAL, LTD.

Special Meeting of Stockholders of American Capital, Ltd.
to Be Held on [                        ], 2015

YOUR VOTE IS IMPORTANT!

Please take a moment now to authorize a proxy to vote your shares of common stock of American Capital, Ltd. for the upcoming Special Meeting of Stockholders

YOU CAN VOTE TODAY IN ONE OF THREE WAYS

  1.
  Vote by Telephone—Call toll-free at (866) 520-7905 on a touch-tone telephone. Please follow the simple instructions provided. [You will be required to provide the unique control number printed below.]

  2.
  Vote by Internet—Please access https://www.okapivote.com/ACAS, and follow the simple instructions provided. [You will be required to provide the unique control number printed below.]

CONTROL NUMBER:

    You may vote by telephone or Internet 24 hours a day, 7 days a week. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had executed a proxy card or form.

  3.
  Vote by Mail—If you do not have access to a touch-tone telephone or to the Internet or wish to vote by mail, please sign, date and return the proxy form in the envelope provided, or mail to: Elliott Associates, L.P., c/o Okapi Partners LLC, 1212 Avenue of the Americas, 24th Floor, New York, NY 10036.

TO SUBMIT A PROXY, PLEASE DETACH PROXY FORM HERE, AND SIGN, DATE AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED OR FOLLOW THE INSTRUCTIONS LOCATED ON THE [GREEN] PROXY FORM TO VOTE BY TELEPHONE OR INTERNET.

Please mark your votes as indicated in this example using dark ink only. ☒

 [GREEN] PROXY FORM

ELLIOTT ASSOCIATES, L.P. AND ELLIOTT INTERNATIONAL, L.P. RECOMMEND THAT YOU VOTE "AGAINST" PROPOSAL 1 BELOW:

		FOR	AGAINST	ABSTAIN
1.	To approve the withdrawal of the Company's election to be regulated as a business development company under the Investment Company Act of 1940 following the spin-off of American Capital Income, Ltd.	☐	☐	☐

ELLIOTT ASSOCIATES, L.P. AND ELLIOTT INTERNATIONAL, L.P. RECOMMEND THAT YOU VOTE "AGAINST" PROPOSAL 2 BELOW:

		FOR	AGAINST	ABSTAIN
2.	To approve the management agreement between the Company and American Capital Income, Ltd.	☐	☐	☐

ELLIOTT ASSOCIATES, L.P. AND ELLIOTT INTERNATIONAL, L.P. RECOMMEND THAT YOU VOTE "AGAINST" PROPOSAL 3 BELOW:

		FOR	AGAINST	ABSTAIN
3.	To approve an amendment to the Company's certificate of incorporation to effect a reverse stock split, subject to certain limitations.	☐	☐	☐

ELLIOTT ASSOCIATES, L.P. AND ELLIOTT INTERNATIONAL, L.P. RECOMMEND THAT YOU VOTE "AGAINST" PROPOSAL 4 BELOW:

		FOR	AGAINST	ABSTAIN
4.	To ratify the appointment of the directors of American Capital Income, Ltd.	☐	☐	☐

ELLIOTT ASSOCIATES, L.P. AND ELLIOTT INTERNATIONAL, L.P. RECOMMEND THAT YOU VOTE "AGAINST" PROPOSAL 5 BELOW:

		FOR	AGAINST	ABSTAIN
5.	To approve the adoption of the Company's 2016 equity incentive plan.	☐	☐	☐

ELLIOTT ASSOCIATES, L.P. AND ELLIOTT INTERNATIONAL, L.P. RECOMMEND THAT YOU VOTE "AGAINST" PROPOSAL 6 BELOW:

		FOR	AGAINST	ABSTAIN
6.	To authorize the Company, under limited circumstances, to sell shares of Common Stock below the net asset value per share.	☐	☐	☐

ELLIOTT ASSOCIATES, L.P. AND ELLIOTT INTERNATIONAL, L.P. RECOMMEND THAT YOU VOTE "AGAINST" PROPOSAL 7 BELOW:

		FOR	AGAINST	ABSTAIN
7.	To authorize the chairman of the Special Meeting to adjourn the Special Meeting if necessary or appropriate, in the discretion of the chairman, to obtain a quorum or to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting to approve any of the foregoing matters.	☐	☐	☐

Other Matters: To vote in their discretion on all other matters as may properly come before the Special Meeting and on which the Stockholders are entitled to vote.

THIS PROXY FORM IS VALID ONLY WHEN SIGNED
Dated:

Signature of Stockholder

Signature of Stockholder (if held jointly)

Name and Title of Representative (if applicable)

Please sign exactly as your name appears on this proxy. If shares of Common Stock are held by joint tenants, both holders should sign. When signing as executor, administrator, attorney, trustee, guardian or other representative, please give full title as such. If signing on behalf of a corporation, please sign in full corporate name by an authorized officer. If signing on behalf of a partnership, please sign in full partnership name by an authorized person.